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                                 EXHIBIT (j)(1)

                           Consent of Ropes & Gray LLP

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                               CONSENT OF COUNSEL

         We hereby consent to the use of our name and the references to our firm under the caption "Legal Counsel" included in or made a part of Post-Effective Amendment No. 40 to the Registration Statement (Nos. 33-12608 and 811-5059) of HighMark Funds on Form N-1A under the Securities Act of 1933, as amended.

                                            /s/ Ropes & Gray LLP

                                            Ropes & Gray LLP

Washington, D.C.
February 2, 2004